SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): September 23, 2003

                            VERTEX INTERACTIVE, INC.
             (Exact name of registrant as specified in its charter)

         New Jersey              0-15066               22-2050350
     ------------------ -----------------------       ------------
     (State or Other    (Commission File Number)         (I.R.S.
       Jurisdiction)                               Identification No.)

     3619 Kennedy Road
    South Plainfield, New Jersey				  07080
---------------------------------                 -------------------
(Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code:   (908) 756-2000
                                                     ----------------

                        140 Route 17 North, Paramus, NJ 07652
             -----------------------------------------------------
        (Former name or former address, if changed since last report)

Item 4. Changes In Registrant's Certifying Accountant

On September 23, 2003, WithumSmith+Brown, PC ("WithumSmith+Brown") resigned as our independent auditor.

WithumSmith+Brown's report on the consolidated financial statements as of and for the year ended September 30, 2002 dated April 30, 2003
(July 31, 2003 as to Notes 1 and 19) contained an explanatory paragraph indicating substantial doubt about the Company's ability to continue as a going concern.

In connection with the audit of the registrant's financial statements as of and for the year ended September 30, 2002, there were no disagreements with WithumSmith+Brown on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of WithumSmith+Brown would have caused WithumSmith+Brown to make reference to the matter in their report.

In connection with the audit of the registrant's financial statements as of and for the year ended September 30, 2002, WithumSmith+Brown advised the Company and the Audit Committee that material weaknesses existed with respect to the timely preparation of financial statements and the recordkeeping process at certain foreign locations. The Company has authorized WithumSmith+Brown to respond fully to the inquiries of the successor auditor concerning this matter.

The registrant has requested WithumSmith+Brown to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated October 13, 2003, is filed as Exhibit 16 to this Form 8-K.

On October 2, 2003, the registrant engaged J. H. Cohn LLP as its independent public accountants for the registrant's fiscal year ending September 30, 2003. The registrant's Board of Directors has approved the appointment of J. H. Cohn LLP as the registrant's auditors. During the registrant's fiscal years ended September 30, 2002 and September 30, 2001, the registrant did not consult J.H. Cohn LLP with respect to any of the matters contemplated by Item 304(a)(2)(i) -(ii) of Regulation S-K.

	Item 7. Financial Statements and Exhibits

 	(c) Exhibits.

Exhibit 16   Letter Dated October 13, 2003 from
WithumSmith+Brown to the Securities and Exchange Commission.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         VERTEX INTERACTIVE, INC

                                           /s/Nicholas R. Toms
                                    ---------------------------------
                                      Name:   Nicholas R. Toms
                                      Title:  Chief Executive Officer



DATED: October 13, 2003

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